                                                               Exhibit (m)(i)(A)

                                     FORM OF
                                AMENDED EXHIBIT A
                              Dated August 1, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Investment A Shares of the Series of the Trust set forth below (the "Applicable Funds"):


Investment A Shares
Fifth Third Government Money Market Fund                   Fifth Third Michigan Municipal Money Market Fund
Fifth Third Prime Money Market Fund                        Fifth Third International GDP Fund
Fifth Third Municipal Money Market Fund                    Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund                            Fifth Third Large Cap Growth Fund
Fifth Third Equity Income Fund                             Fifth Third Equity Index Fund
Fifth Third Balanced Fund                                  Fifth Third Large Cap Value Fund
Fifth Third Mid Cap Fund                                   Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund                      Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                                Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                         Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Bond Fund                                      Fifth Third Pinnacle Fund
Fifth Third U.S. Government Bond Fund                      Fifth Third LifeModel Conservative Fund
Fifth Third Intermediate Municipal Bond Fund               Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Ohio Municipal Bond Fund                       Fifth Third LifeModel Moderate Fund
Fifth Third U.S. Treasury Money Market Fund                Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund                           Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.

                                     FIFTH THIRD FUNDS

                                     By:
                                         ---------------------------------------
                                     Title:


                                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                                     By: BISYS Fund Services, Inc.
                                     General Partner

                                     By:
                                         ---------------------------------------
                                     Title:

                                     FORM OF
                                AMENDED EXHIBIT B
                              Dated August 1, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Investment C Shares of the Series of the Trust set forth below (the "Applicable Funds"):


Investment C Shares
-------------------
Fifth Third Quality Growth Fund               Fifth Third International GDP Fund
Fifth Third Equity Income Fund                Fifth Third Small Cap Growth Fund
Fifth Third Balanced Fund                     Fifth Third Large Cap Growth Fund
Fifth Third Mid Cap Fund                      Fifth Third Equity Index Fund
Fifth Third International Equity Fund         Fifth Third Large Cap Value Fund
Fifth Third Technology Fund                   Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund            Fifth Third Michigan Municipal Bond Fund
Fifth Third Bond Fund                         Fifth Third Municipal Bond Fund
Fifth Third U.S. Government Bond Fund         Fifth Third Pinnacle Fund
Fifth Third Intermediate Municipal Bond Fund  Fifth Third LifeModel Conservative Fund
Fifth Third Ohio Municipal Bond Fund          Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Strategic Income Fund             Fifth Third LifeModel Moderate Fund
Fifth Third Multi Cap Value Fund              Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Worldwide Fund                    Fifth Third LifeModel Aggressive Fund
Fifth Third Micro Cap Value Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.75% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.

                                         FIFTH THIRD FUNDS

                                         By:
                                             -----------------------------------
                                         Title:


                                         BISYS FUND SERVICES LIMITED PARTNERSHIP
                                         By: BISYS Fund Services, Inc.
                                         General Partner

                                         By:
                                             -----------------------------------
                                         Title:

                                     FORM OF
                                AMENDED EXHIBIT C
                              Dated August 1, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Advisor Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Advisor Shares
--------------

Fifth Third Prime Money Market Fund      Fifth Third Small Cap Growth Fund
Fifth Third Quality Growth Fund          Fifth Third Equity Index Fund
Fifth Third Balanced Fund                Fifth Third Municipal Bond Fund
Fifth Third Mid Cap Fund                 Fifth Third LifeModel Conservative Fund
Fifth Third Technology Fund              Fifth Third LifeModel Moderately Conservative Fund
Fifth Third Bond Fund                    Fifth Third LifeModel Moderate Fund
Fifth Third Strategic Income Fund        Fifth Third LifeModel Moderately Aggressive Fund
Fifth Third Multi Cap Value Fund         Fifth Third LifeModel Aggressive Fund
Fifth Third Worldwide Fund
Fifth Third Micro Cap Value Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.50% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.

                                  FIFTH THIRD FUNDS

                                  By:
                                      ----------------------------------------
                                  Title:


                                  BISYS FUND SERVICES LIMITED PARTNERSHIP
                                  By: BISYS Fund Services, Inc.
                                  General Partner

                                  By:
                                      ----------------------------------------
                                  Title:

                                     FORM OF
                                AMENDED EXHIBIT D
                              Dated August 1, 2002
                             to the Rule 12b-1 Plan

The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Service Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Service Shares
--------------

Fifth Third U.S. Treasury Money Market Fund     Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund

In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.

                                  FIFTH THIRD FUNDS

                                  By:
                                      ----------------------------------------
                                  Title:


                                  BISYS FUND SERVICES LIMITED PARTNERSHIP
                                  By: BISYS Fund Services, Inc.
                                  General Partner

                                  By:
                                      ----------------------------------------
Title: